Yucheng Technologies Limited
105 West 13th Street, Suite 7A
New York, New York  10011

November 28, 2006

Securities and Exchange Commission
Washington, DC  20549

Re:          Form 8-K — Item 4.01 — Change of Accountant

SEC File No: 001-33134

Ladies and Gentlemen:

In connection with the Form 8-K, in which Yucheng Technologies Limited (“Company”) has reported a change of accountants under Item 4.01, the Company acknowledges that:

(1)           the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

(2)           staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

(3)           the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

YUCHENG TECHNOLOGIES LIMITED

By:	/s/ Chih T. Cheung
Chih T. Cheung, Chairman

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 27, 2006

YUCHENG TECHNOLOGIES LIMITED
(Exact name of registrant as specified in charter)

British Virgin Islands

(State or other Jurisdiction of Incorporation or Organization)

105 West 13th Street, Suite 7A
001-33134	New York, New York 10011	20-1098541
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(646) 383-4832

(Registrant’s telephone number, including area code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           On November 27, 2006, Yucheng Technologies Limited, formerly China Unistone Acquisition Corporation (the “Company”), dismissed Goldstein Golub Kessler LLP as its independent certified public accountants in connection with the closing of the acquisition of operating companies in China, Beijing Sihitech Co., Ltd. and Beijing e-Channels Century Technology Co., Ltd.  The decision was approved by the Board of Directors of the Company.

The report of Goldstein Golub Kessler LLP on the Company’s balance sheets as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ equity and cash flows for the period from May 7, 2004 (inception) to December 31, 2005, the year ended December 31, 2005 and the period from May 7, 2004 (inception) to December 31, 2004 did not contain an adverse opinion or disclaimer of opinion.  During the Company’s fiscal year ended December 31, 2005 and any subsequent interim period preceding the termination, there were no disagreements with Goldstein Golub Kessler LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Golub Kessler LLP would have caused Goldstein Golub Kessler LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that Goldstein Golub Kessler LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a).  A copy of the letter furnished by Goldstein Golub Kessler LLP in response to that request, dated November 27, 2006, is filed as Exhibit 16.1 to this Form 8-K

(b)           On November 27, 2006, BDO McCabe Lo Limited (“BDO”) was engaged as the Company’s new independent certified accountants.  During the two most recent fiscal years and the interim period preceding the engagement of BDO, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation  S-B.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.  None.

(b)                                 Pro forma financial information.  None

(c)                                  Exhibits.

Exhibit Number	Description

16.1	Letter from Goldstein Golub Kessler LLP dated November 27, 2006 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yucheng Technologies Limited
(Registrant)

Date: November 28, 2006	By:	/s/ Chih T. Cheung
Chih T. Cheung, Chairman

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Goldstein Golub Kessler LLP dated November 27, 2006 regarding change in certifying accountant.